Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 5 (this “Amendment”) dated as of June 2, 2006, to the CREDIT AGREEMENT dated as of November 25, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRUNCH HOLDING CORP., a Delaware corporation (“Holdings”), PINNACLE FOODS GROUP INC. (as successor to PINNACLE FOODS HOLDING CORPORATION), a Delaware corporation (the “Borrower”), the LENDERS party thereto as of the date hereof, prior to giving effect to this Amendment (the “Existing Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (the “Administrative Agent”), GENERAL ELECTRIC CAPITAL CORPORATION, as syndication agent, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank and referred to herein as “JPMCB”), CITICORP NORTH AMERICA, INC. and CANADIAN IMPERIAL BANK OF COMMERCE, as co-documentation agents.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Amendment:

“Amendment No. 5 Effective Date” shall be the date on which all the conditions set forth in Section 7 hereof shall have been satisfied.

“CLFCC” means Chase Lincoln First Commercial Corporation, an affiliate of JPMCB.

“Decreasing Lenders” means all Existing Lenders with outstanding Term Loans under the Credit Agreement that (A) consent to this Amendment and have the aggregate principal amount of their outstanding Term Loans reduced pursuant to assignments of a portion of their outstanding Term Loans to CLFCC pursuant to Section 7 of this Amendment, as specified on each such Decreasing Lender’s Lender Schedule hereto, or (B) are Departing Lenders.

“Departing Lenders” means all Lenders with outstanding Term Loans under the Credit Agreement that do not consent to this Amendment.

“Lender Schedule” means, with respect to any Lender, the portion of Schedule 1 hereto that pertains to such Lender.

“Required Amendment Lenders” means, at any time, the Lenders required by Section 9.02 of the Credit Agreement to approve this Amendment.

SECTION 2. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“ABR Threshold Rate” shall have the meaning set forth in Section 2.11(g) of this Agreement.

“Amendment No. 5” means the Amendment No. 5 dated as of June 2, 2006, among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and the other Agents party thereto.

“Amendment No. 5 Effective Date” shall have the meaning set forth in Amendment No. 5.

“Eurodollar Threshold Rate” shall have the meaning set forth in Section 2.11(g) of this Agreement.

“Refinance Rate Drop Date” shall have the meaning set forth in Section 2.11(g) of this Agreement.

“Repricing Rate Drop Date” shall have the meaning set forth in Section 9.02A of this Agreement.

“Threshold Rates” shall have the meaning set forth in Section 2.11(g) of this Agreement.

(b) Clause (a) of the definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) with respect to any Term Loan, (i) 1.00% per annum, in the case of an ABR Loan or (ii) 2.00% per annum, in the case of a Eurodollar Loan,

SECTION 3. Amendment to Section 2.11. Section 2.11 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

(g) All voluntary prepayments of the Term Loans effected on or prior to the first anniversary of the Amendment No. 5 Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans under this Agreement (excluding a refinancing of all the facilities outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction)), shall be accompanied by a prepayment fee in an amount equal to 1.00% of the aggregate amount of such prepayments if the Applicable Rate (or similar interest rate spread) in respect of any Type of such new term loans is or could be less than (i) 1.00% per annum, in the case of an ABR Loan (the “ABR Threshold Rate”) or (ii) 2.00% per annum, in the case of a Eurodollar Loan (the “Eurodollar Threshold Rate” and, together with the ABR Threshold Rate, the “Threshold Rates”); provided, however, that, notwithstanding the foregoing, no such prepayment fee shall be payable until the first date (the “Refinance Rate Drop Date”) after the Amendment No. 5 Effective Date on which the Applicable Rate in respect of any Type of such new term loans is less than the Threshold Rate in respect of such Type of loan (and, in any event, such prepayment fee shall only be payable if the Refinance Rate Drop Date occurs on or prior to the first anniversary of the Amendment No. 5 Effective Date). For the avoidance of doubt, in connection with any transaction in respect of which a fee is paid pursuant to Section 9.02A, no prepayment fee shall be required to be paid pursuant to this Section 2.11(g).

SECTION 4. Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended by deleting the text “and” at the end of paragraph (xiii) thereof, deleting the period at the end of paragraph (xiv) thereof, inserting the text “; and” at the end of paragraph (xiv) thereof and inserting the following text at the end of such Section:

(xv) Indebtedness of the Borrower or any Subsidiary in an aggregate principal amount not exceeding $15,000,000 at any time outstanding arising from letters of credit issued other than pursuant to this Agreement.

SECTION 5. Amendment to Article IX. Article IX of the Credit Agreement is hereby amended by inserting the following text as a new Section 9.02A to the Credit Agreement at the end of Section 9.01:

SECTION 9.02A. Amendment Fees. In the event that this Agreement is amended at any time on or prior to the first anniversary of the Amendment No. 5 Effective Date (excluding, for the avoidance of doubt, Amendment No. 5) and as a result of such amendment to this Agreement the Applicable Rate in respect of any Type of Loan is or could be less than the Threshold Rate in respect of such Type of Loan, the

Borrower agrees to pay to the Administrative Agent for the account of each Term Loan Lender holding Term Loans on the Reprice Rate Drop Date (as defined below) a fee in an amount equal to 1.00% of such Lender’s Term Loans outstanding on the Reprice Rate Drop Date; provided, however, that, notwithstanding the foregoing, no such fee shall be payable until the first date (the “Reprice Rate Drop Date”) after the Amendment No. 5 Effective Date on which the Applicable Rate in respect of any Type of Loan is less than the Threshold Rate in respect of such Type of Loan (and, in any event, such fee shall only be payable if the Reprice Rate Drop Date occurs on or prior to the first anniversary of the Amendment No. 5 Effective Date); and provided further that upon the effectiveness of any amendment to this Agreement in respect of which a fee is payable pursuant to this Section 9.02A, this Section 9.02A shall become void and have no further force and effect (except with respect to such fee that is already payable). Notwithstanding Section 9.02 hereof, this Section 9.02A shall not be waived, amended or modified without the written consent of each Term Loan Lender adversely affected thereby. For the avoidance of doubt, in connection with any transaction in respect of which a fee is paid pursuant to Section 2.11(g), no fee shall be required to be paid pursuant to this Section 9.02A.

SECTION 6. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents, (i) to the extent any such representation or warranty is modified or qualified based on the terms “materially” or “material” or by reference to the term “Material Adverse Effect”, are true and correct in all respects and (ii) to the extent any such representation or warranty is not so modified or qualified, are true and correct in all material respects, in each case, on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

(c) Immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 7. Assignments. (a) On the Amendment No. 5 Effective Date, subject to the terms and conditions set forth herein and simultaneously with the transactions provided for in Sections 3, 4, 5 and 6 hereof, each of the Decreasing Lenders shall be deemed to have sold and assigned to CLFCC, and CLFCC shall be deemed to have purchased and assumed from the Decreasing Lenders (with respect to outstanding Term Loans, the principal amount thereof plus all unpaid interest accrued to but excluding the Amendment No. 5 Effective Date in respect thereof (excluding any such interest paid to the Decreasing Lenders pursuant to Section 7(b) hereof)), such interests, rights and obligations with respect to the Term Loans of the Decreasing Lenders outstanding on the Amendment No. 5 Effective Date (all such interests, rights and obligations to be referred to herein as the “Assigned Interests”), as shall be necessary in order that, after giving effect to all such sales and assignments and purchases and assumptions, (i) each Decreasing Lender will hold the principal amount of outstanding Term Loans set forth for such Decreasing Lender on such Decreasing Lender’s Lender Schedule, (ii) CLFCC will hold the principal amount of outstanding Term Loans set forth on its Lender Schedule and (iii) each Lender that is neither a Decreasing Lender nor CLFCC (the “Unchanged Lenders”) will hold the principal amount of outstanding Term Loans set forth for such Lender on such Lender’s Lender Schedule. Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit A to the Credit Agreement, including the terms incorporated by reference into such Exhibit from Annex I thereto, and shall be deemed to comply with Section 9.04(b) of the Credit Agreement, notwithstanding the failure of such sales, assignments, purchases and assumptions to comply with the minimum assignment requirement in Section 9.04(b)(ii)(A) of the Credit Agreement, the requirement to pay the processing and recordation fees referenced in Section 9.04(b)(ii)(C) of the Credit Agreement or the requirement to execute and deliver Assignment and Acceptances in respect thereof. Without limiting the generality of the foregoing, each of CLFCC and each Decreasing Lender hereby makes the representations and warranties required to be made under such Annex I by an Assignee and Assignor, respectively, with respect to the Assigned Interests being assumed or assigned by such Lender hereunder.

(b) On the Amendment No. 5 Effective Date, subject to the terms and conditions set forth herein, (i) CLFCC shall pay the purchase price for such Assigned Interests pursuant to paragraph (a) above by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 noon (New York City time) and (ii) the Administrative Agent shall pay to each Decreasing Lender selling and assigning such Assigned Interests pursuant to paragraph (a) above, out of the amounts received by the Administrative Agent pursuant to clause (i) of this paragraph (b), the purchase price for the Assigned Interests assigned by such Decreasing Lender pursuant to such paragraph (a) and, in the case of Decreasing Lenders that are Departing Lenders, any additional amounts due pursuant to Section 9.02(b) of the Credit Agreement, by wire transfer of immediately available funds to the account designated by such Decreasing Lender to the Administrative Agent not later than 5:00 p.m. (New York City time).

(c) Each of the parties hereto hereby consents to the sales, assignments, purchases and assumptions provided for in paragraphs (a) and (b) above, and agrees that, with respect to the interests purchased by CLFCC pursuant to such paragraphs or held by CLFCC prior to the Amendment No. 5 Effective Date, CLFCC shall have the rights and obligations of a Lender under the Credit Agreement.

SECTION 8. Conditions to Effectiveness. This Amendment shall become effective when (a) the Administrative Agent shall have received from Holdings, the Borrower and the Required Amendment Lenders a counterpart of this Amendment signed by such party, (b) the representations and warranties set forth in Section 6 hereof are true and correct and (c) all fees and expenses submitted to the Borrower and required to be paid or reimbursed by the Borrower under or in connection with this Amendment and the Credit Agreement (including all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent) have been paid or reimbursed by the Borrower.

SECTION 9. No Novation. Neither this Amendment nor the sales, assignments, purchases and assumptions contemplated hereby shall extinguish the outstanding Loans or any other obligations for the payment of money outstanding under the Credit Agreement or release the Liens granted under or the priority of any Security Document or any security therefor. Nothing herein contained shall be construed as a substitution or novation of the outstanding Loans or any other obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to the extent expressly modified hereby.

SECTION 10. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 11. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 12. Counterparts; Amendments. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. Except as otherwise permitted by Section 9.02 of the Credit Agreement, this Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Lenders.

SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CRUNCH HOLDING CORP.,

By	/s/ N. Michael Dion
	Name:	N. Michael Dion
	Title:	Executive Vice President and Chief Financial Officer

PINNACLE FOODS GROUP INC. (as successor to Pinnacle Foods Holding Corporation),

By	/s/ N. Michael Dion
	Name:	N. Michael Dion
	Title:	Executive Vice President and Chief Financial Officer

[Amendment No. 5 Signature Page]

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Administrative Agent,

By	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Vice President

By	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

[Amendment No. 5 Signature Page]

GENERAL ELECTRIC CAPITAL CORPORATION, individually and as Syndication Agent,

by	/s/ James R. Persico
	Name:	James R. Persico
	Title:	Duly Authorized Signatory

[Amendment No. 5 Signature Page]

JPMORGAN CHASE BANK, N.A.
(formerly known as JPMorgan Chase Bank), individually and as Co-Documentation Agent,

by	/s/ Neil R. Boylan
	Name:	Neil R. Boylan
	Title:	Managing Director

[Amendment No. 5 Signature Page]

CITICORP NORTH AMERICA, INC., individually and as Co-Documentation Agent,

by	/s/ Rob Ziemer
	Name:	Rob Ziemer
	Title:	Vice President

[Amendment No. 5 Signature Page]

CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Documentation Agent,

by	/s/ Gerald Girardi
	Name:	Gerald Girardi
	Title:	Canadian Imperial Bank of Commerce Authorized Signatory

[Amendment No. 5 Signature Page]